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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1 ON FORM 8-K/A
TO FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 24, 2001

Oxboro Medical, Inc.
(Exact name of Registrant as specified in its charter)

Minnesota	0-18785	41-1391803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
13828 Lincoln Street NE
Ham Lake, Minnesota	55304
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (763) 755-9516

Items 1, 3, 4, 5, 6, 8 and 9 are not applicable and therefore omitted.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

    On May 25, 2001, Oxboro Medical, Inc. (the "Company") completed the acquisition of assets of the Sterion business unit of Johnson & Johnson Medical Division of Ethicon, Inc. ("J&J") through the Company's wholly-owned subsidiary, Oxboro Acquisition, Inc. Also on May 25, 2001 Oxboro Acquisition, Inc. became known as Sterion, Inc.

    The acquisition was made pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement") dated April 24, 2001 between J&J and the Company, as amended by Amendment No. 1 to Asset Purchase Agreement dated as of April 26, 2001 between J&J, the Company and Oxboro Acquisition, Inc.

    The Company filed a Current Report on Form 8-K on May 9, 2001 to announce the asset purchase. The Company is filing this Amendment No. 1 on Form 8-K/A to Form 8-K to include financial statements and pro forma financial information required by Item 7 of Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)
Financial Statements of Business Acquired

1.
Statement of Assets Acquired and Liability Assumed as of December 31, 2000 (Audited)

2.
Statements of Revenues and Direct Expenses for the Years Ended December 31, 2000 and January 2, 2000 (Audited)

3.
Statements of Assets Acquired and Liability Assumed as of April 1, 2001 (Unaudited) and December 31, 2000 (Audited)

4.
Statements of Revenues and Direct Expenses for the Three Months Ended April 1, 2001 and April 2, 2000 (Unaudited)

(b)
Pro Forma Financial Information

1.
Pro Forma Combined Balance Sheet as of March 31, 2001 (Unaudited)

(c)
Exhibits

10.30	Amendment No. 1 to Asset Purchase Agreement dated as of April 26, 2001 between Johnson & Johnson Medical Division of Ethicon, Inc., Oxboro Acquisition, Inc., and Oxboro Medical, Inc.
10.31	Invoice for Sterion—ASP Inventory dated May 24, 2001.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OXBORO MEDICAL, INC.
By:	/s/ RAMON L. BURTON Ramon L. Burton Chief Financial Officer

Dated: July 9, 2001

STERION STERILIZATION CONTAINER SYSTEM
BUSINESS OF JOHNSON & JOHNSON

FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2000 AND FOR THE YEARS
ENDED DECEMBER 31, 2000 AND JANUARY 2, 2000

STERION STERILIZATION CONTAINER SYSTEM
BUSINESS OF JOHNSON & JOHNSON

AS OF DECEMBER 31, 2000 AND FOR THE YEARS ENDED
DECEMBER 31, 2000 AND JANUARY 2, 2000

Page
Report of Independent Public Accountants	2
Financial Statements:
Statement of Assets Acquired and Liability Assumed As of December 31, 2000	3
Statements of Revenues and Direct Expenses For the Years Ended December 31, 2000 and January 2, 2000	4
Notes to Financial Statements	5 - 11

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Johnson & Johnson:

    We have audited the accompanying statement of assets acquired and liability assumed of the Sterion Sterilization Container System Business of Johnson & Johnson (the "Sterion Business") as of December 31, 2000 and the related statements of revenues and direct expenses for the years ended December 31, 2000 and January 2, 2000. These financial statements are the responsibility of Johnson & Johnson's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    The accompanying financial statements were prepared to present the assets acquired and liability assumed of the Sterion Business and the revenues and direct expenses related to these direct assets and this direct liability and are not intended to be a complete presentation of the Sterion Business' financial position, results of operations or cash flows.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the assets acquired and liability assumed of the Sterion Business, as described in Note 2, as of December 31, 2000 and the revenues and direct expenses of the Sterion Business for the years ended December 31, 2000 and January 2, 2000, in conformity with accounting principles generally accepted in the United States of America.

    The Sterion Business operates as part of Johnson & Johnson Medical, a division of Ethicon, Inc., through worldwide subsidiaries of Johnson & Johnson. Consequently, as indicated in Note 2, these financial statements have been derived from the consolidated financial statements and accounting records of Johnson & Johnson and Johnson & Johnson Medical and reflect significant assumptions and allocations. Moreover, as indicated in Note 2, the Sterion Business relies on Johnson & Johnson and Johnson & Johnson Medical for administrative, management and other services. The assets acquired and liability assumed and the revenues and direct expenses could differ from those that would have resulted had the Sterion Business operated autonomously or as an entity independent of Johnson & Johnson and Johnson & Johnson Medical.

Virchow, Krause & Company, LLP
June 28, 2001

STERION STERILIZATION CONTAINER SYSTEM
BUSINESS OF JOHNSON & JOHNSON
(As described in Note 1)

STATEMENT OF ASSETS ACQUIRED AND LIABILITY ASSUMED
AS OF DECEMBER 31, 2000
(Dollars in 000's)

December 31, 2000
ASSETS
Current assets:
Inventories, net	$850

Total current assets	850
Intangible assets, net	3,652
Containers, net	478
Fixed assets, net	394

Total assets	5,374

Less
Warranty liability	40

$5,334

See accompanying notes to financial statements.

STATEMENTS OF REVENUES AND DIRECT EXPENSES
FOR THE YEARS ENDED DECEMBER 31, 2000 AND JANUARY 2, 2000
(Dollars in 000's)

	December 31, 2000	January 2, 2000
Net sales	$3,229	$3,717
Rental revenue	709	812

Net sales and rental revenue	3,938	4,529

Expenses
Costs of products sold	3,237	2,968
Amortization of containers rented	354	410
Selling and marketing	636	743
Distribution	125	175
General and administrative	303	330
Other, net	63	64

Total expenses	4,718	4,690

Expenses in excess of revenues	$(780)	$(161)

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
(Dollars in 000's)

1. BACKGROUND

    The Sterion Sterilization Container System Business (the "Sterion Business") operates as part of Johnson & Johnson Medical, a division of Ethicon, Inc. through various worldwide subsidiaries of Johnson & Johnson ("J&J"). The Sterion Business engages in the development, manufacturing and marketing (sales or rentals) of sterilization containers and filters for use by hospitals, clinics and surgery centers.

    The Sterion Business has an agreement with Professional Health Sales Inc. ("PHS") to provide a national sales force and management and administration of the sales force. Sales outside of the United States are made by a shared J&J sales force which sells either J&J medical products or products from other J&J companies along with the Sterion Business' products. The Sterion Business leases its manufacturing facility located in Jacksonville, Texas.

    As discussed in Note 15, the Sterion Business was sold to Oxboro Medical, Inc. on May 25, 2001.

2. BASIS OF PRESENTATION

    The Statement of Assets Acquired and Liability Assumed of the Sterion Business as of December 31, 2000 and the related Statements of Revenues and Direct Expenses for the years ended December 31, 2000 and January 2, 2000 (the "Financial Statements") are derived from the historical books and records of the Sterion Business and only present the assets acquired and the liability assumed and the revenues and direct expenses and are not intended to be a complete presentation of the financial position, results of operations or cash flows of the Sterion Business. The operations of the Sterion Business rely, to varying degrees, on J&J affiliated companies for sales order processing, billing, collection, warehousing, distribution, information technology, insurance, human resources, accounting, regulatory, treasury, tax and legal support. As a result, the Sterion Business does not have separately identifiable accounts receivable, accounts payable or any other assets or liabilities, other than inventory, intangible assets, containers, fixed assets or the warranty liability. As inventory, intangible assets, containers, fixed assets and the warranty liability are the only assets and liabilities directly related to and specifically identifiable with the Sterion Business, they are the only items included in the Statement of Assets Acquired and Liability Assumed.

    Certain costs and expenses presented in these financial statements have been allocated based on management's estimates of the cost of services provided to the Sterion Business by other J&J affiliated companies. Management uses different methodologies to allocate the costs to the Sterion Business, such as percentage of net revenues, headcount, work volume, floor space and case and volume weight. The methodology is chosen by management based on the specific situation and these methods are consistently applied each year, where appropriate. Management believes that these allocations are based on assumptions that are reasonable under the circumstances. (See Note 3). Allocations of Johnson & Johnson corporate overhead have been excluded from these financial statements.

    Due to the reliance of the Sterion business on J&J and its affiliated companies for the above described activities and also the fact that products of the Sterion Business are often sold with other J&J products, the historical operating results may not be indicative of the future results should it be operated as a stand alone entity.

    The amounts allocated to the Sterion Business by J&J and its affiliates in each of the years ended are as follows:

	December 31, 2000	January 2, 2000
Selling and marketing	$238	$236
Distribution	41	42
General and administrative	171	204
Other, net	59	64

    There was no direct interest expense incurred by or allocated to the Sterion Business, therefore, no interest expense has been reflected in the financial statements.

    All significant intercompany accounts and transactions within the Sterion Business have been eliminated.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Fiscal year end

    The fiscal year ends on the Sunday nearest to the end of the month of December and for the years ended December 31, 2000 and January 2, 2000, the fiscal years consisted of 52 weeks.

  Revenue recognition

    Revenue is recognized from product sales when the goods are shipped. Rental revenue is recorded in the month it is earned.

    In November 1999, the SEC issued Staff Accounting Bulletin (SAB) No. 101, "Revenue Recognition." SAB No. 101, as amended, sets forth the SEC staff's position regarding the point at which it is appropriate for a registrant to recognize revenue. The staff believes that revenue is realizable and earned when all of the following criteria are met: persuasive evidence of an arrangement exists, delivery has occurred or service has been rendered, the seller's price to the buyer is fixed or determinable and collectibility is reasonably assured. The Company uses the above criteria to determine whether revenue can be recognized, and therefore, believes that the issuance of this bulletin did not have a material impact on these financial statements. The Company adopted SAB No. 101 during the year ended December 31, 2000 and the effect of adoption was not material to the financial statements.

  Selling, marketing, general and administrative

    Selling, marketing, general and administrative expenses include allocations of such expenses from J&J and its affiliates calculated based primarily on a percentage of sales. Different allocation methods apply to the various components of these expenses.

  Inventories

    Inventories are stated at the lower of cost or market. Cost is determined on the first-in, first-out ("FIFO") method. Market is deemed to be replacement cost except that in no situation shall it exceed net realizable value (the estimated selling prices less any cost of completion and distribution). The Sterion Business established a reserve to account for potential obsolescence of $216 at December 31, 2000.

  Recent accounting pronouncements

    Effective January 1, 2000, the Company began recording amounts being charged to customers for shipping and handling as revenue in accordance with recently released Emerging Issues Task Force

(EITF) Issue 00-10, "Accounting for Shipping and Handling Fees and Costs." Shipping costs are presented on the statements of revenues and direct expenses as distribution.

  Fixed assets

    Fixed assets consists primarily of equipment used in the manufacturing of the products. Fixed assets are stated at historical cost. Expenditures for maintenance and repairs are charged to expense while the costs of significant improvements are capitalized. Depreciation expense is computed on a straight-line basis over the estimated useful lives of the assets. Leasehold improvements are amortized over the shorter of the estimated useful lives of the improvements or the term of the lease. Depreciation expense charged to the Sterion Business for the years ended December 31, 2000 and January 2, 2000 was $207 and $225, respectively. The estimated useful lives of fixed assets are:

Machinery and equipment	3 to 7 years
Furniture and fixtures	4 to 10 years
Leasehold improvements	10 years
Computer software	3 years

    Upon retirement or other disposal of fixed assets, the cost and related amounts of accumulated depreciation are eliminated from the asset and accumulated depreciation accounts, respectively. The difference, if any, between the net asset value and the proceeds is adjusted to income.

  Amortization

    Patents and trademarks are being amortized over their estimated useful lives (see Note 5).

  Product warranty costs

    The Sterion Sterilization Container System is guaranteed against defects in material and workmanship for a period of five years. A reserve is maintained on the books to reflect the future cost of repairing units under warranty. Warranty expense for the years ended December 31, 2000 and January 2, 2000 was approximately $33 and $19, respectively.

  Income taxes

    The Sterion Business is not a separate legal taxable entity for federal, state or local income tax purposes and therefore, a provision for income taxes has not been presented in these financial statements. The operations of the Sterion Business are included in the consolidated federal income tax return of J&J, to the extent appropriate, and are included in the foreign, state and local returns of the other J&J domestic and international affiliates.

  Risks and uncertainties

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the amounts reported. Actual results could differ from those estimates.

  Concentration of credit risk

    The Sterion Business develops and manufactures sterilization equipment. The Sterion Business sells its products primarily to hospitals, clinics and physicians located throughout the world. Sales are either direct or through affiliated distributors.

  Foreign currency

    Assets of the international operations included in the Statement of Assets Acquired and Liability Assumed are translated from foreign currencies into U.S. dollars using the respective exchange rates in effect at December 31, 2000 and revenues and expenses of the international operations are translated from foreign currencies into U.S. dollars using the average exchange rates for the respective years then ended.

4. INVENTORIES

    Inventories consisted of the following at December 31, 2000:

Raw materials	$291
Work-in-progress	377
Finished goods	398
Reserve	(216)

$850

    The Sterion Business has an arrangement with another J&J affiliate in which the Sterion Business purchases raw materials and produces finished product for this other affiliate. The finished product is immediately sold to this other affiliate at cost, with both the sale and corresponding cost of sale being netted in cost of products sold. As of December 31, 2000, there was $107 and $23 of raw materials and work-in-progress, respectively included in the amounts above. Additionally, the amount of product sold to this other J&J affiliate was $552 and $537 for the years ended December 31, 2000 and January 2, 2000, respectively.

    Subsequent to the Sterion Business being sold, Oxboro Medical, Inc. purchased this inventory for $117.

5. INTANGIBLE ASSETS

    Intangible assets consisted of the following at December 31, 2000:

Patents and trademarks—gross	$9,566
Less, accumulated amortization	(5,914)

$3,652

    Patents and trademark amounts were recorded when the Sterion Business was originally purchased by Johnson & Johnson in 1993. Patents and trademarks are amortized over their respective useful lives which range from 10 to 17 years for the Sterion Business. Amortization expense charged to the Sterion Business was $739 for each of the years ended December 31, 2000 and January 2, 2000.

6. CONTAINERS

    The Sterion Business has arrangements with certain of its customers which provide it with monthly usage fees in exchange for the use by the customer of the Sterion Business' sterilization containers. These agreements are renewed on an annual basis. Future amounts due to the Sterion Business under these agreements approximate $750 for the year ending 2001.

    In past years, in addition to renting these containers to customers, the Sterion Business also had a program in which sterilization containers were loaned to customers at no charge. The cost of the containers were recovered by the Sterion Business through the sale of the related filters. At December 31, 2000, the remaining net book value of the containers used as loaners was insignificant.

    The containers are amortized over their estimated useful life of approximately five years. Amortization expense charged to the Sterion Business was $354 and $410 for the years ended December 31, 2000 and January 2, 2000, respectively. For containers returned prior to the completion of the five year period, the Company writes off the unamortized cost in the period of return. The cost and accumulated amortization of the containers as of December 31, 2000 is as follows:

Containers	$4,397
Accumulated amortization	(3,919)

$478

7. FIXED ASSETS

    As of December 31, 2000 fixed assets consisted of the following:

Machinery and equipment	$2,284
Furniture and fixtures	110
Leasehold improvements	80
Computer software	161

2,635
Less: accumulated depreciation and amortization	(2,241)

$394

8. FORWARD EXCHANGE CONTRACTS

    The J&J Medical Business enters into forward foreign exchange contracts, primarily with a J&J affiliate, to offset the foreign currency exposure related to forecasted intercompany purchases relating to all of the businesses within it, including the Sterion Business. The terms of these contracts are generally less than one year. The J&J Medical Business marks these contracts to market on a quarterly basis based upon the difference between the contract rate and the forward rate for the remaining portion of the contract. The gains and losses relating to these contracts have been allocated to the Sterion Business based on the amount of forecasted purchases for the Sterion Business, as a percentage of the total for that affiliate. The net allocated loss resulting from forward exchange contracts of $13 and $14 for the years ended December 31, 2000 and January 2, 2000, respectively, has been reflected in Other, net in the Statements of Revenues and Direct Expenses.

9. RENTAL EXPENSE AND LEASE COMMITMENTS

    The Sterion Business leases certain facilities and office equipment under operating leases. The company's manufacturing facility in Jacksonville, Texas is currently under a lease, which is renewable for one-year terms at the option of the Company. Rent expense incurred under these leases totaled $119 and $111 for the years ended December 31, 2000 and January 2, 2000, respectively.

    Estimated remaining lease commitments on noncancellable leases are as follows:

2001	$115
2002	5
2003	5
2004	3

$128

10. INTERNATIONAL OPERATIONS

    The following international amounts are included in the Statement of Assets Acquired and Liability Assumed for the Sterion Business at December 31, 2000:

Inventories, net	$74

    Net sales of the international operations for the years ended December 31, 2000 and January 2, 2000, were $913 and $947, respectively.

11. RETIREMENT AND PENSION PLANS

    Certain of the Sterion Business' employees are covered under various retirement and pension plans which are sponsored by J&J and its affiliates. Net pension expense allocated and charged to the Sterion Business for its participation in the J&J defined benefit plans for the year ended December 31, 2000 and January 2, 2000, was $46 and $48, respectively.

    Certain of Sterion Business' employees also participate in a voluntary 401(k) savings plan sponsored by J&J which is designed to enhance the existing retirement program covering eligible domestic employees. J&J matches 75% of each employee's contribution, at or over a minimum of 3% with the match percentage applying to a maximum of 6% of base salary. The Sterion Business was charged $23 and $31 for its portion of J&J's contributions to the savings plan for the years ended December 31, 2000 and January 2, 2000, respectively. These amounts are included in selling and marketing, distribution and general and administrative expenses as well as in cost of products sold.

12. OTHER POSTRETIREMENT BENEFITS

    The Sterion Business, through J&J sponsored plans, provides postretirement benefits, primarily health care, to all domestic retired employees and their dependents. Most international employees are covered by government-sponsored programs and the cost of the Sterion Business is not significant. The Sterion Business does not fund retiree health care benefits in advance and has the right to modify these plans in the future. The cost of providing these postretirement benefits is determined in accordance with the provisions of Statement of Financial Accounting Standards ("SFAS") No. 106, Employers' Accounting for Postretirement Benefits Other Than Pensions, which requires accrual accounting for these benefits rather than accounting for them on a cash basis.

    The Sterion Business, through J&J, provides certain other postemployment benefits. The cost of providing these postemployment benefits is determined in accordance with the provisions of SFAS No. 112, Employers' Accounting for Postemployment Benefits, which requires accrual accounting for these benefits rather than accounting for them on a cash basis.

    Net postretirement and postemployment benefit costs charged to the Sterion Business was $63 and $65 for the years ended December 31, 2000 and January 2, 2000, respectively. These amounts are included in selling and marketing, distribution, general and administrative, and in cost of products sold.

13. COMMITMENTS AND CONTINGENCIES

    The Sterion Business unit has an agreement with a third party, PHS, for the purpose of providing a national sales force and managing and administrating the force. The national sales force to cover the United States is comprised of a minimum of 28 representatives. The Sterion Business may terminate this Agreement without cause upon 90 days prior written notice. If the Sterion Business terminates the Agreement without cause prior to 90 days before the end of the Agreement, then it will be required to reimburse PHS for non-cancelable obligations and will fulfill the monthly guaranteed amount of $30 or commissions earned, whichever is greater, through the term of the Agreement.

14. ROYALTIES

    Royalties are paid to the previous owners of the Company based on 5% of worldwide net sales and rental revenue and royalties are payable through February 2007. For the years ended December 31, 2000 and January 2, 2000, $197 and $226, respectively, were incurred for royalties and recorded in cost of products sold.

15. SUBSEQUENT EVENT

    On April 24, 2001, J&J Medical, a Division of Ethicon, Inc., and Oxboro Medical, Inc. ("Oxboro"), signed a definitive asset purchase agreement ("the Asset Purchase Agreement") whereas Oxboro would purchase certain assets and assume certain liabilities of the Sterion Business. On May 25, 2001, all terms and conditions were met and the sale was completed.

STERION STERILIZATION CONTAINER SYSTEM
BUSINESS OF JOHNSON & JOHNSON

FINANCIAL STATEMENTS
AS OF APRIL 1, 2001 AND FOR THE THREE MONTHS ENDED
APRIL 1, 2001 AND APRIL 2, 2000

STERION STERILIZATION CONTAINER SYSTEM
BUSINESS OF JOHNSON & JOHNSON

AS OF APRIL 1, 2001 AND FOR THE THREE MONTHS ENDED
APRIL 1, 2001 AND APRIL 2, 2000

Page
Financial Statements:
Statements of Assets Acquired and Liability Assumed As of April 1, 2001 (unaudited) and December 31, 2000 (audited)	2
Statements of Revenues and Direct Expenses For the Three Months Ended April 1, 2001 and April 2, 2000 (unaudited)	3
Notes to Financial Statements	4 - 6

STERION STERILIZATION CONTAINER SYSTEM
BUSINESS OF JOHNSON & JOHNSON
(As described in Note 1)

STATEMENTS OF ASSETS ACQUIRED AND LIABILITY ASSUMED
AS OF APRIL 1, 2001 (UNAUDITED) AND DECEMBER 31, 2000 (AUDITED)
(Dollars In 000's)

	April 1, 2001	December 31, 2000
ASSETS
Current assets:
Inventories, net	$817	$850

Total current assets	817	850
Intangible assets, net	3,468	3,652
Containers, net	387	478
Fixed assets, net	345	394

Total assets	5,017	5,374

Less
Warranty liability	40	40

	$4,977	$5,334

See accompanying notes to financial statements.

2

STATEMENTS OF REVENUES AND DIRECT EXPENSES
FOR THE THREE MONTHS ENDED APRIL 1, 2001 AND APRIL 2, 2000
(UNAUDITED)
(Dollars in 000's)

	April 1, 2001	April 2, 2000
Net sales	$865	$837
Rental revenue	197	186

Net sales and rental revenues	1,062	1,023

Expenses:
Costs of products sold	837	875
Amortization of containers rented	100	89
Selling and marketing	157	136
Distribution	48	36
General and administrative	89	66
Other, net	19	16

Total expenses	1,250	1,218

Expenses in excess of revenues	$(188)	$(195)

See accompanying notes to financial statements.

3

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(Dollars in 000's)

1. BACKGROUND

    The Sterion Sterilization Container System Business (the Sterion Business") operates as part of Johnson & Johnson Medical, a division of Ethicon, Inc. through various worldwide subsidiaries of Johnson & Johnson ("J&J"). The Sterion Business engages in the development, manufacturing and marketing (sales or rentals) of sterilization containers and filters for use by hospitals, clinics and surgery centers.

    The Sterion Business has an agreement with Professional Health Sales Inc. ("PHS") to provide a national sales force and management and administration of the sales force. Sales outside of the United States are made by a shared J&J sales force which sells either J&J medical products or products from other J&J companies along with the Sterion Business' products. The Sterion Business leases its manufacturing facility located in Jacksonville, Texas.

    As discussed in Note 7, the Sterion Business was sold to Oxboro Medical, Inc. on May 25, 2001.

2. BASIS OF PRESENTATION

    The Statements of Assets Acquired and Liabilities Assumed of the Sterion Business as of April 1, 2001 and the related Statements of Revenues and Expenses for the three months ended April 1, 2001 and April 2, 2000 (the "Financial Statements") are derived from the historical books and records of the Sterion Business and only present the assets acquired and the liability assumed and the direct revenues and direct expenses and are not intended to be a complete presentation of the financial position, results of operations or cash flows of the Sterion Business. The operations of the Sterion Business rely, to varying degrees, on J&J affiliated companies for sales order processing, billing, collection, warehousing, distribution, information technology, insurance, human resources, accounting, regulatory, treasury, tax and legal support. As a result, the Sterion Business does not have separately identifiable accounts receivable, accounts payable or any other assets or liabilities, other than inventory, intangible assets, containers, fixed assets or warranty liability. As inventory, intangible assets, containers, fixed assets and the warranty liability are the only assets and liabilities directly related to and specifically identifiable with the Sterion Business, they are the only items included in the Statements of Assets Acquired and Liability Assumed. The accompanying unaudited financial statements of Sterion Business as of April 1, 2001 and for the three months ended April 1, 2001 and April 2, 2000 have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X of the Securities Exchange Act of 1934. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of Sterion's management, all adjustments (consisting of only normal recurring adjustments) considered necessary to present fairly the financial statements have been made. The statements of operations for the three months ended April 1, 2001 and April 2, 2000 are not necessarily indicative of the results that may be expected for the entire year. These statements should be read in conjunction with the financial statements and related notes thereto included elsewhere in this document.

    Certain costs and expenses presented in these financial statements have been allocated based on management's estimates of the cost of services provided to the Sterion Business by other J&J affiliated companies. Management uses different methodologies to allocate the costs to the Sterion Business, such as percentage of net revenues, headcount, work volume, floor space and case and volume weight. The methodology is chosen by management based on the specific situation and these methods are consistently applied each year, where appropriate. Management believes that these allocations are

4

based on assumptions that are reasonable under the circumstances. Allocations of Johnson & Johnson corporate overhead have been excluded from these financial statements.

    Due to the reliance of the Sterion business on J&J and its affiliated companies for the above described activities and also the fact that products of the Sterion Business are often sold with other J&J products, the historical operating results may not be indicative of the future results should it be operated as a stand alone entity.

    The amounts allocated to the Sterion Business by J&J and its affiliates in each of the three months ended April 1, 2001and April 2, 2000 are as follows:

	April 1, 2001	April 2, 2000
Selling and marketing	$58	$37
Distribution	12	9
General and administrative	53	41
Other, net	16	16

    There was no direct interest expense incurred by or allocated to the Sterion Business, therefore, no interest expense has been reflected in the financial statements.

    All significant intercompany accounts and transactions within the Sterion Business have been eliminated.

3. INVENTORIES

    Inventories as of April 1, 2001and December 31, 2000 were comprised of:

	April 1, 2001	December 31, 2000
Raw materials	$237	$291
Work-in-progress	435	377
Finished goods	354	398
Reserve	(209)	(216)

	$817	$850

    The above inventory included raw materials and work-in-progress for inventory in which the Sterion Business sells to another J & J affiliate in the amount of $123 and $130 as of April 1, 2001 and December 31, 2000, respectively.

4. INTANGIBLE ASSETS

    Intangible assets consisted of the following as of:

	April 1, 2001	December 31, 2000
Patents and trademarks—gross	$9,566	$9,566
Less: accumulated amortization	(6,098)	(5,914)

	$3,468	$3,652

    Patents and trademark amounts were recorded when the Sterion Business was originally purchased by Johnson & Johnson in 1993. Patents and trademarks are amortized over their respective useful lives which range from 10 to 17 years for the Sterion Business. Amortization expense charged to Sterion Business was $184 and $185 for the three months ended April 1, 2001 and April 2, 2000.

5

5. FIXED ASSETS

    Fixed assets were comprised of the following:

	April 1, 2001	December 31, 2000
Machinery and equipment	$2,284	$2,284
Furniture and fixtures	110	110
Leasehold improvements	80	80
Computer software	161	161

	2,635	2,635
Less: accumulated depreciation and amortization	(2,290)	(2,241)

	$345	$394

6. INTERNATIONAL OPERATIONS

    The following international amounts are included in the Statements of Assets Acquired and Liability Assumed for the Sterion Business:

	April 1, 2001	December 31, 2000
Inventories, net	$52	$74

    Net sales of the international operations for the three months ended April 1, 2001 and April 2, 2000, were $255 and $228 respectively.

7. SUBSEQUENT EVENT

    On April 24, 2001, J&J Medical, Division of Ethicon, Inc. and Oxboro Medical, Inc. ("Oxboro"), signed a definitive asset purchase agreement ("the Asset Purchase Agreement") whereas Oxboro would purchase certain assets and assume certain liabilities of the Sterion Business. On May 25, 2001, all terms and conditions were met and the sale was completed.

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INDEX TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

Page
Unaudited Pro Forma Combined Financial Information	1 - 2
Unaudited Pro Forma Combined Balance Sheet	3
Notes to Unaudited Pro Forma Combined Financial Information	4

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

    On April 24, 2001, Oxboro Medical, Inc. (Oxboro or the Company) entered into a definitive asset purchase agreement with J & J Medical, a Division of Ethicon, Inc., whereby Oxboro would purchase certain assets and assume certain liabilities of the Sterion Sterilization Container System Business of Johnson & Johnson (Sterion). The unaudited pro forma balance sheet set forth below gives effect to the purchase as if it had been consummated on March 31, 2001.

    The pro forma adjustments reflecting the consummation of the purchase are based upon the purchase method of accounting and upon the assumptions set forth in the notes hereto. This pro forma information should be read in conjunction with the audited and unaudited financial statements and notes thereto of Sterion that are included in this document.

    The Statement of Assets Acquired and Liability Assumed of the Sterion Business as of April 1, 2001 and the related Statement of Revenues and Direct Expenses for the three months ended April 1, 2001 (the "Financial Statements") are derived from the historical books and records of the Sterion Business and only present the assets acquired and the liability assumed and the revenues and direct expenses and are not intended to be a complete presentation of the financial position, results of operations or cash flows of the Sterion Business. The operations of the Sterion Business rely, to varying degrees, on J&J affiliated companies for sales order processing, billing, collection, warehousing, distribution, information technology, insurance, human resources, accounting, regulatory, treasury, tax and legal support. As a result, the Sterion Business does not have separately identifiable accounts receivable, accounts payable or any other assets or liabilities, other than inventory, intangible assets, containers, fixed assets or the warranty liability. As inventory, intangible assets, containers, fixed assets and the warranty liability are the only assets and liabilities directly related to and specifically identifiable with the Sterion Business, they are the only items included in the Statement of Assets Acquired and Liability Assumed.

    Certain costs and expenses presented in these financial statements have been allocated based on management's estimates of the cost of services provided to the Sterion Business by other J&J affiliated companies. Management uses different methodologies to allocate the costs to the Sterion Business, such as percentage of net revenues, headcount, work volume, floor space and case and volume weight. The methodology is chosen by management based on the specific situation and these methods are consistently applied each year, where appropriate. Management believes that these allocations are based on assumptions that are reasonable under the circumstances. Allocations of Johnson & Johnson Corporate overhead have been excluded from these financial statements.

    Due to the reliance of the Sterion business on J&J and its affiliated companies for the above described activities and also the fact that products of the Sterion Business are often sold with other J&J products, the historical operating results may not be indicative of the future results should it be operated as a stand alone entity.

    As such, pro forma unaudited combined statements of operations for the year ended September 30, 2000 and for the six months ended March 31, 2001 have not been presented as the results of operations of the acquired business going forward due to the changes in the acquired business and the omission of various operating expenses. In addition, forward-looking information regarding the revenues and expenses of the acquired business, as reorganized under Oxboro's corporate structure and management has not been presented, since a detailed forecast regarding forward-looking information has not been completed by Oxboro's management.

    The pro forma adjustments do not reflect any operating efficiencies and cost savings which may be achievable with respect to the combined companies.

1

    These pro forma financial statements do not purport to present results, which would actually have been obtained if the transaction had been in effect during the period covered, or any future results which may in fact be realized.

    The following information is not necessarily indicative of the financial position that would have occurred had the purchase been consummated on the date which the consummation of the purchase is assumed to occur. For purposes of preparing Oxboro's consolidated financial statements, Oxboro will establish a new basis for Sterion's acquired assets and assumed liability based upon the fair values thereof. A final determination of the required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired and liability assumed based on their respective fair values, has not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the pro forma combined financial information are preliminary and have been made solely for purposes of developing such pro forma combined financial information. Oxboro will undertake a study to determine the fair value of certain of Sterion's assets acquired and liability assumed and will make appropriate purchase accounting adjustments upon completion of that study. Assuming completion of the purchase, the actual financial position will differ, perhaps significantly, from the pro forma amounts reflected herein because of a variety of factors, including access to additional information and changes in value and operating results between the dates of the pro forma financial information data and the date on which the purchase is consummated.

2

OXBORO MEDICAL, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
MARCH 31, 2001

	Oxboro Medical, Inc. Historical March 31, 2001	Sterion Sterilization Container System Business of Johnson & Johnson Historical April 1, 2001	Purchase Adjustments		Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$2,542,684	$0	$(817,000	)(A)	$1,725,684
Trade receivables, net	816,491	0	0		816,491
Inventories, net	785,516	817,000	0		1,602,516
Income taxes receivable	9,300	0	0		9,300
Deferred income taxes	20,000	0	0		20,000
Other current assets	57,094	0	0		57,094

Total current assets	4,231,085	817,000	(817,000)		4,231,085
Property and equipment, net	1,088,845	345,000	0		1,433,845
Other assets:
Intangible assets, net	0	3,468,000	(2,010,000	)(A)	1,458,000
Containers, net	0	387,000	0		387,000
Other assets	1,566,122	0	0		1,566,122

Total other assets	1,566,122	3,855,000	(2,010,000)		3,411,122

	$6,886,052	$5,017,000	$(2,827,000)		$9,076,052

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current portion of long-term debt	$48,921	$0	$0		$48,921
Accounts payable	240,343	0	0		240,343
Accrued payroll and related taxes	149,347	0	0		149,347
Accrued warranty expenses	0	40,000	0		40,000
Other accrued expenses	51,503	0	150,000	(B)	201,503

Total current liabilities	490,114	40,000	150,000		680,114
Long-term debt, net of current portion	971,431	0	2,000,000	(A)	2,971,431
Deferred income taxes	20,000	0	0		20,000

Total liabilities	1,481,545	40,000	2,150,000		3,671,545

Stockholders' equity:
Capital stock, $.01 par value, 20,000,000 common shares, authorized, 5,000,000 undesignated shares authorized, 1,755,495 common shares issued and outstanding	17,555	0	0		17,555
Additional paid-in capital	3,331,726	0	0		3,331,726
Retained earnings	1,819,271	0	0		1,819,271
Net equity in Sterion	0	4,977,000	(4,977,000	)(A)(B)	0
Accumulated other comprehensive income	235,955	0	0		235,955

Total stockholders' equity	5,404,507	4,977,000	(4,977,000)		5,404,507

	$6,886,052	$5,017,000	$(2,827,000)		$9,076,052

See accompanying notes to combined pro forma financial statements.

3

OXBORO MEDICAL, INC.
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION
MARCH 31, 2001

(1) DESCRIPTION OF THE TRANSACTION

    On April 24, 2001, Oxboro Medical, Inc. (Oxboro or the Company) entered into a definitive purchase agreement with J & J Medical, a Division of Ethicon, Inc. whereby Oxboro would purchase certain assets and assume certain liabilities of the Sterion Sterilization Container System Business of Johnson & Johnson (Sterion). The purchase price of the assets is $2.7 million (subject to adjustment after closing for inventory), plus additional inventory from another J & J affiliate in the approximate amount of $117,000. The Company will pay the purchase price using cash and cash equivalents of approximately $817,000 and a commitment from Crown Bank of Edina, Minnesota for a loan of up to approximately $2.6 million.

    The following unaudited combined balance sheet as of March 31, 2001 gives effect to the transaction as if it occurred on March 31, 2001. The unaudited pro forma consolidated statement of operations for the year ended September 30, 2000 and the period ended March 31, 2001 has been omitted as previously noted.

(2) DESCRIPTION OF PRO FORMA ADJUSTMENTS

  (A)
  The carrying value assigned to patents and trademarks (intangible assets, net) is based on the purchase price over the amounts assigned to the identifiable assets acquired and liability assumed. The allocation of the purchase price is as follows:

Total cash consideration	$2,817,000
Add: transaction costs	150,000
Add: liability assumed	40,000

Total consideration	$3,007,000
Less: Net tangible assets acquired	1,549,000

Intangible assets, net	$1,458,000

  (B)
  The other accrued expenses adjustment represents the accrued estimated transaction costs to be incurred as a result of the purchase agreement. The costs are primarily the Company's legal, accounting, printing and similar expenses.

4

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  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURE

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
STATEMENT OF ASSETS ACQUIRED AND LIABILITY ASSUMED
STATEMENTS OF REVENUES AND DIRECT EXPENSES
NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS ACQUIRED AND LIABILITY ASSUMED
STATEMENTS OF REVENUES AND EXPENSES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
INDEX TO UNAUDITED PRO FORMA FINANCIAL INFORMATION
UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION
OXBORO MEDICAL, INC. AND SUBSIDIARIES UNAUDITED PRO FORMA COMBINED BALANCE SHEET MARCH 31, 2001
OXBORO MEDICAL, INC. NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION MARCH 31, 2001